UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-02349
Morgan Stanley Income Securities Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Sara Furber
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: September 30, 2010
Date of reporting period: September 30, 2010
Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Income Securities Inc. performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Fund Report

For the year ended September 30, 2010

Market Conditions

During much of the 12-month period, global sentiment was fragile and financial markets were volatile. Government bonds in most developed countries continued to be regarded as “safe haven” assets relative to sectors with greater credit risk. However, the debt of governments on the periphery of Europe continued to underperform those in other developed markets as investors fretted about their fiscal problems. Outside of these trouble spots, declining government bond yields in the rest of Europe and North America appeared to indicate a general reduction in investors’ expectations for economic growth and inflation in those markets, while policy makers in emerging markets continued to adjust monetary policy to recognize potential economic strength.

Amidst continued weakness in economic indicators, the Federal Open Market Committee (the “Fed”) kept the federal funds target rate in the range of zero to 0.25%. The labor market continued to languish, with the unemployment rate at its highest level in many years, albeit declining modestly in recent months. And on the housing front, data remained dim, with some pockets of improvement.

Investment grade credit performed well during the last quarter of 2009 and the first quarter of 2010, but retraced gains during the early summer months as concerns about a potential European sovereign debt contagion escalated. By the close of the third quarter of 2010, however, much of the market skittishness had subsided and investment grade credit posted positive returns during the 12-month period overall (as measured by the Barclays Capital U.S. Credit Index). Fundamentals were favorable for investment grade credit during the period as key credit metrics for corporations continued to improve. Corporations reported improved revenue growth and free cash flow. Corporate balance sheets were healthier and liquidity was adequate. In addition to favorable fundamentals, the supply/demand balances were supportive of investment grade bond spreads. Demand for corporate debt was robust as evidenced by significant inflows to investment grade corporate bond funds. There was substantial investor appetite for new issuance of corporate debt and supply was readily absorbed by the market. Among sectors, financials outpaced industrials and utilities.

The agency mortgage-backed security (MBS) sector performed well during the period. The Fed’s support of the agency MBS market ended in March; as expected, the Fed absorbed most of the supply of new MBS during the program’s life, though the market remained stable after the withdrawal of the Fed’s support. The MBS market also benefited from a lack of refinancing activity. Despite lower rates, refinancing applications did not pick up significantly during the period as tighter credit underwriting standards and lower home values stood in the way for most homeowners.

The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 44, 94, 71, and 31 basis points, respectively.

Performance Analysis

For the 12-month period ended September 30, 2010, the net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) increased from $17.20 to $18.38 per share. Based on this change plus reinvestment of dividends totaling $1.0525 per share, the Fund’s total NAV return was 13.81 percent. ICB’s value on the New York Stock Exchange (NYSE) moved from $16.39 to $17.79 per share during the same period. Based on this change plus reinvestment of dividends, the Fund’s total market return was 15.60 percent. ICB’s NYSE market price was at a 3.21 percent discount to its NAV. Past performance is no guarantee of future results.

The monthly dividend declared in October 2010, was unchanged at $0.0825 per share. The dividend reflects the current level of the Fund’s net investment income. ICB’s level of undistributed net investment income was $0.04 per share on September 30, 2010 versus $0.03 per share 12 months earlier.

Within the corporate sector, selected positions in the energy, metals and mining, insurance, and cable sectors contributed to performance. Additionally, a position in commercial mortgage-backed securities added to performance as the sector benefited from significant spread tightening. However, positions within the banking, media and utility sectors detracted from performance for the period.

The Fund’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund’s shares. In addition, we would like to remind you that the Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 09/30/10
Corporate Bonds	93.6%
U.S. Government Obligations	2.6
Convertible Bonds	1.8
Commercial Mortgage-Backed Securities	1.2
Foreign Government Obligation	0.7
Municipal Bond	0.1

LONG-TERM CREDIT ANALYSIS as of 09/30/10
Aaa/AAA	3.0%
Aa/AA	5.0
A/A	20.0
Baa/BBB	65.0
Ba/BB or less	7.0

+ Does not include open long/short futures contracts with an underlying face amount of $61,477,571 with net unrealized appreciation of $42,476. Also does not include open swap contracts with net unrealized depreciation of $658,163.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Moody’s and Standard and Poor’s, respectively.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the

Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund’s management fee, total expense ratio and performance were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2010

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Corporate Bonds (92.4%)
	Advertising Agencies (0.2%)
$280	Omnicom Group, Inc.	4	.45%	08/15/20	$288,439

	Advertising Services (0.5%)
690	WPP Finance (United Kingdom)	8.00		09/15/14	823,606

	Aerospace & Defense (0.6%)
160	Bombardier, Inc. (144A) (Canada) (a)	7.50		03/15/18	172,800
325	Bombardier, Inc. (144A) (Canada) (a)	7.75		03/15/20	352,625
351	Systems 2001 Asset Trust (144A) (Cayman Islands) (a)	6.664		09/15/13	387,616

					913,041

	Agricultural Operations (0.5%)
680	Bunge Ltd. Finance Corp.	8.50		06/15/19	823,208

	Airlines (0.2%)
306	America West Airlines 2001-1 Pass-Through Trust (Series 011G) (AMBAC Insd)	7.10		04/02/21	300,716

	Apparel Manufacturers (0.1%)
185	Levi Strauss & Co.	7.625		05/15/20	192,863

	Appliances (0.2%)
250	Whirlpool Corp.	8.60		05/01/14	297,905

	Auto – Cars/Light Trucks (0.4%)
540	Daimler Finance North America LLC	8.50		01/18/31	744,332

	Beverages – Wine/Spirits (0.1%)
95	Constellation Brands, Inc.	7.25		09/01/16	101,531

	Building Product – Cement/Aggregation (1.7%)
895	CRH America, Inc.	6.00		09/30/16	1,003,327
460	CRH America, Inc.	8.125		07/15/18	555,506
430	Holcim US Finance Sarl & Cie SCS (144A) (Luxembourg) (a)	6.00		12/30/19	470,043
775	Lafarge SA (144A) (France) (a)	5.50		07/09/15	815,214

					2,844,090

	Building Product – Wood (0.3%)
485	Masco Corp.	6.125		10/03/16	493,674

	Building Societies (1.1%)
1,600	Nationwide Building Society (144A) (United Kingdom) (a)	6.25		02/25/20	1,764,446

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Cable/Satellite TV (2.5%)
$245	Cablevision Systems Corp.	7	.75%	04/15/18	$260,312
455	COX Communications, Inc. (144A) (a)	8.375		03/01/39	612,775
175	CSC Holdings LLC	7.625		07/15/18	189,438
1,305	DirecTV Holdings LLC / DirecTV Financing Co., Inc.	4.60		02/15/21	1,343,779
395	DirecTV Holdings LLC / DirecTV Financing Co., Inc.	5.875		10/01/19	449,116
895	DirecTV Holdings LLC / DirecTV Financing Co., Inc.	7.625		05/15/16	999,075
335	DISH DBS Corp.	7.125		02/01/16	353,844

					4,208,339

	Capital Markets (1.6%)
590	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	655,427
180	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	187,688
780	Macquarie Group Ltd. (144A) (Australia) (a)	6.00		01/14/20	817,080
352	Macquarie Group Ltd. (144A) (Australia) (a)	7.625		08/13/19	410,515
250	UBS AG/Stamford CT (Switzerland)	4.875		08/04/20	264,121
255	UBS AG/Stamford CT (Switzerland)	5.875		12/20/17	288,959

					2,623,790

	Casino Gaming (0.3%)
405	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (144A) (a)	7.75		08/15/20	429,300

	Chemicals (0.5%)
825	Mosaic Co. (The) (144A) (a)	7.625		12/01/16	894,749

	Chemicals – Diversified (1.1%)
1,110	Dow Chemical Co. (The)	8.55		05/15/19	1,403,831
395	Lyondell Chemical Co. (144A) (a)	8.00		11/01/17	432,525

					1,836,356

	Commercial Banks (5.6%)
245	Barclays Bank PLC (144A) (United Kingdom) (a)	6.05		12/04/17	266,087
275	Barclays Bank PLC (United Kingdom)	6.75		05/22/19	327,351
440	Credit Suisse AG (Switzerland)	5.40		01/14/20	470,234
320	Discover Bank/Greenwood	7.00		04/15/20	348,727
420	Discover Bank/Greenwood	8.70		11/18/19	496,388
770	Hana Bank (144A) (South Korea) (a)	4.50		10/30/15	806,671
795	HBOS PLC (144A) (United Kingdom) (a)	6.75		05/21/18	799,990
585	HSBC Bank USA NA	4.875		08/24/20	611,353
815	Intesa Sanpaolo SpA (144A) (a)	3.625		08/12/15	825,593
150	Rabobank Nederland (144A) (Netherlands) (a)	11	.00 (b)	06/30/19 (c)	195,577
810	Regions Financial Corp.	5.75		06/15/15	824,822
545	Royal Bank of Scotland Group PLC (United Kingdom)	6.40		10/21/19	594,077
830	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875		03/16/15	874,091
800	Santander US Debt SA Unipersonal (144A) (Spain) (a)	3.724		01/20/15	812,414

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$570	Standard Chartered Bank (144A) (United Kingdom) (a)	6	.40%	09/26/17	$638,117
415	Woori Bank (144A) (South Korea) (a)	4.75		01/20/16	433,676

					9,325,168

	Consumer Products – Miscellaneous (0.3%)
500	Fortune Brands, Inc.	6.375		06/15/14	567,763

	Containers – Paper/Plastic (0.2%)
260	Sealed Air Corp.	7.875		06/15/17	282,047

	Distribution/Wholesale (0.3%)
505	Ingram Micro, Inc.	5.25		09/01/17	523,825

	Diversified Financial Services (3.0%)
125	Bank of America Corp.	5.625		07/01/20	132,336
890	Bank of America Corp. (Series L)	5.65		05/01/18	944,415
30	Citigroup, Inc. (See Note 5)	8.125		07/15/39	38,017
1,190	Citigroup, Inc. (See Note 5)	8.50		05/22/19	1,473,598
170	Citigroup, Inc. (See Note 5)	5.875		05/29/37	169,757
855	Credit Agricole SA (144A) (France) (a)	8	.375(b)	10/13/49 (c)	919,125
1,095	General Electric Capital Corp.	5.625		05/01/18	1,217,318
25	General Electric Capital Corp. (Series G)	6.00		08/07/19	28,179

					4,922,745

	Diversified Manufactured Operation (0.3%)
480	Tyco Electronics Group SA (Luxembourg)	5.95		01/15/14	535,281

	Diversified Minerals (2.4%)
635	Anglo American Capital PLC (144A) (United Kingdom) (a)	9.375		04/08/19	857,626
1,575	Rio Tinto Finance USA Ltd. (Australia)	9.00		05/01/19	2,201,430
275	Teck Resources Ltd. (Canada)	10.25		05/15/16	334,493
490	Vale Overseas Ltd. (Cayman Islands)	6.875		11/21/36	561,029

					3,954,578

	Diversified Telecommunication Services (1.0%)
1,270	AT&T, Inc.	6.15		09/15/34	1,394,733
210	CenturyLink, Inc. (Series Q)	6.15		09/15/19	215,182

					1,609,915

	E-Commerce/Services (0.2%)
375	Expedia, Inc. (144A) (a)	5.95		08/15/20	381,094

	Electric – Generation (0.5%)
760	AES Corp. (The)	8.00		06/01/20	828,400

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Electric – Integrated (4.5%)
$280	Ameren Energy Generating Co.	6	.30%	04/01/20	$277,207
465	CMS Energy Corp.	6.25		02/01/20	491,863
750	Enel Finance International SA (144A) (Luxembourg) (a)	5.125		10/07/19	796,833
300	Entergy Gulf States Louisiana LLC	5.59		10/01/24	342,337
300	Entergy Gulf States Louisiana LLC	6.00		05/01/18	347,513
2,400	Exelon Generation Co. LLC	4.00		10/01/20	2,407,452
215	Indianapolis Power & Light Co. (144A) (a)	6.30		07/01/13	239,433
425	NiSource Finance Corp.	6.125		03/01/22	482,203
460	NiSource Finance Corp.	6.80		01/15/19	546,516
1,170	PPL Energy Supply LLC	6.50		05/01/18	1,355,947
140	Toledo Edison Co. (The)	7.25		05/01/20	176,624

					7,463,928

	Electric Utilities (0.9%)
405	FirstEnergy Solutions Corp.	6.05		08/15/21	433,541
1,060	FirstEnergy Solutions Corp.	6.80		08/15/39	1,071,575

					1,505,116

	Electronic Equipment, Instruments & Components (0.2%)
340	Corning, Inc.	7.25		08/15/36	410,020

	Energy Equipment & Services (1.1%)
1,150	Weatherford International Ltd. (Bermuda)	5.125		09/15/20	1,177,904
450	Weatherford International Ltd. (Switzerland)	9.625		03/01/19	587,934

					1,765,838

	Finance – Auto Loans (0.2%)
300	Ford Motor Credit Co. LLC	7.00		04/15/15	320,885

	Finance – Consumer Loans (0.8%)
1,110	SLM Corp. (Series A)	5.00		10/01/13	1,088,526
320	SLM Corp. (MTN)	8.00		03/25/20	318,065

					1,406,591

	Finance – Credit Card (0.8%)
1,000	Capital One Bank USA NA	8.80		07/15/19	1,280,129

	Finance – Investment Banker/Broker (2.1%)
480	Jefferies Group, Inc.	6.875		04/15/21	504,415
1,535	JPMorgan Chase Capital XXVII (Series AA)	7.00		11/01/39	1,580,901
555	Merrill Lynch & Co., Inc. (MTN)	6.875		04/25/18	623,472
660	TD Ameritrade Holding Corp.	5.60		12/01/19	730,631

					3,439,419

	Finance – Mortgage Loan/Banker (0.4%)
600	Countrywide Financial Corp.	6.25		05/15/16	646,537

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Finance – Other Services (0.3%)
$525	NASDAQ OMX Group, Inc. (The)	5	.55%	01/15/20	$558,935

	Food – Baking (0.2%)
325	Grupo Bimbo SAB de CV (144A) (Mexico) (a)	4.875		06/30/20	340,896

	Food – Miscellaneous/Diversified (1.0%)
730	ConAgra Foods, Inc.	7.00		10/01/28	882,813
585	ConAgra Foods, Inc.	8.25		09/15/30	791,880

					1,674,693

	Food – Retail (0.5%)
546	Delhaize America, Inc.	9.00		04/15/31	773,780

	Food Products (1.7%)
1,585	Kraft Foods, Inc.	5.375		02/10/20	1,773,823
80	Kraft Foods, Inc.	6.875		02/01/38	97,340
505	Kraft Foods, Inc.	6.875		01/26/39	617,027
235	Kraft Foods, Inc.	7.00		08/11/37	289,310

					2,777,500

	Gold Mining (0.2%)
350	Newmont Mining Corp.	6.25		10/01/39	402,681

	Health Care Equipment & Supplies (0.6%)
1,000	Boston Scientific Corp.	6.00		01/15/20	1,068,446

	Hotels & Motels (0.9%)
470	Choice Hotels International, Inc.	5.70		08/28/20	475,457
265	Hyatt Hotels Corp. (144A) (a)	6.875		08/15/19	295,278
410	Marriott International, Inc.	6.375		06/15/17	458,036
250	Wyndham Worldwide Corp.	5.75		02/01/18	251,163

					1,479,934

	Independent Power Producer (0.1%)
170	NRG Energy, Inc.	8.50		06/15/19	179,988

	Insurance (2.6%)
560	MetLife, Inc.	10.75		08/01/39	728,439
410	Principal Financial Group, Inc.	8.875		05/15/19	540,473
895	Prudential Financial, Inc. (MTN)	4.75		09/17/15	968,986
285	Prudential Financial, Inc. (MTN)	6.625		12/01/37	322,242
1,430	Prudential Financial, Inc. (Series D)	7.375		06/15/19	1,744,856

					4,304,996

	Investment Management/Advisor Services (0.3%)
500	Blackstone Holdings Finance Co. LLC (144A) (a)	6.625		08/15/19	531,604

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Life/Health Insurance (1.5%)
$375	Aflac, Inc.	8	.50%	05/15/19	$477,931
430	Lincoln National Corp.	8.75		07/01/19	554,029
800	Pacific LifeCorp (144A) (a)	6.00		02/10/20	864,144
550	Protective Life Corp.	7.375		10/15/19	620,151

					2,516,255

	Media (7.0%)
565	CBS Corp.	8.875		05/15/19	737,685
1,080	Comcast Corp.	6.40		05/15/38	1,198,504
1,485	Comcast Corp.	6.45		03/15/37	1,655,148
2,190	Time Warner Cable, Inc.	6.75		07/01/18	2,615,922
390	Time Warner Cable, Inc.	6.75		06/15/39	451,584
300	Time Warner Cable, Inc.	8.25		04/01/19	387,947
520	Time Warner Cable, Inc.	8.75		02/14/19	687,791
350	Time Warner, Inc.	4.875		03/15/20	380,427
85	Time Warner, Inc.	6.50		11/15/36	95,640
1,660	Time Warner, Inc.	7.70		05/01/32	2,080,405
1,185	Viacom, Inc.	6.875		04/30/36	1,395,698

					11,686,751

	Medical – Biomedical/Genetics (0.3%)
440	Life Technologies Corp.	6.00		03/01/20	499,350

	Medical – HMO (0.2%)
368	UnitedHealth Group, Inc.	5.80		03/15/36	386,385

	Medical – Hospitals (0.1%)
175	HCA, Inc.	8.50		04/15/19	196,000

	Metal – Aluminum (0.8%)
200	Alcoa, Inc.	5.87		02/23/22	197,134
1,015	Alcoa, Inc.	6.75		07/15/18	1,095,452

					1,292,586

	Metal – Copper (0.5%)
815	Southern Copper Corp.	5.375		04/16/20	866,904

	Metals & Mining (0.8%)
1,085	ArcelorMittal (Luxembourg)	9.85		06/01/19	1,396,716

	Money Center Banks (0.3%)
470	Lloyds TSB Bank PLC (144A) (United Kingdom) (a)	5.80		01/13/20	493,246

	Multi-line Insurance (3.9%)
475	Aegon N.V. (Netherlands)	4.625		12/01/15	505,343
740	American Financial Group, Inc.	9.875		06/15/19	913,603
720	Catlin Insurance Co. Ltd. (144A) (Bermuda) (a)	7	.249(b)	12/31/49 (c)	590,400

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$785	CNA Financial Corp.	7	.35%	11/15/19	$884,094
830	Farmers Insurance Exchange (144A) (a)	8.625		05/01/24	963,444
785	Genworth Financial, Inc.	7.70		06/15/20	832,580
1,250	Hartford Financial Services Group, Inc.	5.50		03/30/20	1,273,608
500	XL Group PLC (Ireland)	5.25		09/15/14	533,283

					6,496,355

	Multimedia (2.2%)
865	NBC Universal, Inc. (144A) (a)(d)	4.375		04/01/21	877,371
440	NBC Universal, Inc. (144A) (a)	5.15		04/30/20	476,072
920	News America, Inc.	6.40		12/15/35	1,023,596
610	News America, Inc.	6.65		11/15/37	704,039
210	News America, Inc.	7.85		03/01/39	269,048
195	Vivendi SA (144A) (France) (a)	6.625		04/04/18	226,614

					3,576,740

	Office Electronics (0.9%)
200	Xerox Corp.	5.625		12/15/19	224,262
1,060	Xerox Corp.	6.35		05/15/18	1,231,673

					1,455,935

	Oil Companies – Exploration & Production (3.3%)
395	Anadarko Petroleum Corp.	6.95		06/15/19	441,499
835	Anadarko Petroleum Corp.	8.70		03/15/19	1,016,994
385	Chesapeake Energy Corp.	7.625		07/15/13	421,575
1,000	EnCana Corp. (Canada)	6.50		02/01/38	1,169,995
580	EQT Corp.	8.125		06/01/19	720,253
190	Gazprom Via Gaz Capital SA (144A) (Luxembourg) (a)	6.51		03/07/22	203,072
825	Nexen, Inc. (Canada)	7.50		07/30/39	1,017,055
105	Pioneer Natural Resources Co.	6.65		03/15/17	112,485
375	QEP Resources, Inc.	6.875		03/01/21	407,813

					5,510,741

	Oil Company – Integrated (0.8%)
1,030	Petro-Canada (Canada)	5.95		05/15/35	1,097,378
200	Petrobras International Finance Co. (Cayman Islands)	5.75		01/20/20	222,409

					1,319,787

	Oil Refining & Marketing (0.7%)
1,100	Valero Energy Corp.	6.125		02/01/20	1,201,046

	Oil, Gas & Consumable Fuels (0.6%)
300	Hess Corp.	6.00		01/15/40	330,788
490	Hess Corp.	7.125		03/15/33	602,473

					933,261

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Paper & Related Products (1.6%)
$75	Georgia-Pacific LLC (144A) (a)	8	.25%	05/01/16	$83,719
725	International Paper Co.	7.95		06/15/18	880,552
660	International Paper Co.	9.375		05/15/19	857,553
775	MeadWestvaco Corp.	7.375		09/01/19	855,269

					2,677,093

	Pipelines (4.9%)
285	CenterPoint Energy Resources Corp.	6.25		02/01/37	322,594
443	Colorado Interstate Gas Co.	6.80		11/15/15	524,255
900	DCP Midstream Operating LP	3.25		10/01/15	904,713
775	Energy Transfer Partners LP	9.00		04/15/19	994,617
350	Enterprise Products Operating LLC	5.20		09/01/20	379,735
355	Kinder Morgan Energy Partners LP	6.85		02/15/20	423,982
980	Kinder Morgan Finance Co. ULC (Canada)	5.70		01/05/16	1,015,525
450	Midcontinent Express Pipeline LLC (144A) (a)	6.70		09/15/19	494,567
1,090	Plains All American Pipeline LP / PAA Finance Corp.	6.70		05/15/36	1,194,408
1,025	Texas Eastern Transmission LP	7.00		07/15/32	1,303,838
475	Williams Partners LP/Williams Partners Finance Corp.	7.25		02/01/17	566,533

					8,124,767

	Property Trust (0.8%)
1,095	WEA Finance LLC/WT Finance Aust Pty Ltd. (144A) (a)	6.75		09/02/19	1,299,601

	Real Estate Investment Trusts (REITs) (0.5%)
70	Boston Properties LP	5.625		11/15/20	76,970
675	Boston Properties LP	5.875		10/15/19	755,520

					832,490

	Real Estate Management & Development (0.5%)
795	Brookfield Asset Management, Inc. (Canada)	5.80		04/25/17	837,273

	Reinsurance (0.5%)
225	Platinum Underwriters Finance, Inc. (Series B)	7.50		06/01/17	248,863
450	Reinsurance Group of America, Inc.	6.45		11/15/19	499,645

					748,508

	REIT – Apartments (0.2%)
325	BRE Properties, Inc.	5.20		03/15/21	331,612

	REIT – Diversified (1.0%)
970	Duke Realty LP	6.75		03/15/20	1,085,321
475	Vornado Realty LP	4.25		04/01/15	492,076

					1,577,397

	REIT – Health Care (0.4%)
625	Health Care, Inc.	6.125		04/15/20	670,319

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	REIT – Office Property (0.1%)
$160	BioMed Realty LP (144A) (a)	6.125%	04/15/20	$174,438

	REIT – Regional Malls (0.1%)
175	Simon Property Group LP	5.65	02/01/20	195,470

	REIT – Shopping Centers (0.2%)
255	Federal Realty Investment Trust	5.90	04/01/20	284,093

	REIT – Single Tenant (0.3%)
500	Tanger Properties LP	6.125	06/01/20	546,838

	Retail – Automobile (0.3%)
410	AutoNation, Inc.	6.75	04/15/18	422,300

	Retail – Drug Store (1.5%)
1,362	CVS Pass-Through Trust	6.036	12/10/28	1,444,978
809	CVS Pass-Through Trust (144A) (a)	8.353	07/10/31	1,005,116

				2,450,094

	Retail – Mail Order (0.2%)
395	QVC, Inc. (144A) (a)	7.125	04/15/17	410,800

	Retail – Major Department Store (0.1%)
135	JC Penney Co., Inc.	5.65	06/01/20	138,206

	Retail – Regional Department Store (0.2%)
276	JC Penney Corp., Inc.	6.375	10/15/36	267,720

	Retail – Restaurants (0.6%)
825	Yum! Brands, Inc.	6.875	11/15/37	989,771

	Satellite Telecommunication (0.1%)
180	Intelsat Subsidiary Holding Co. SA (Bermuda)	8.50	01/15/13	182,925

	Semiconductor Equipment (0.4%)
550	KLA-Tencor Corp.	6.90	05/01/18	631,848

	Special Purpose Entity (0.8%)
600	Capital One Capital VI	8.875	05/15/40	634,500
205	Farmers Exchange Capital (144A) (a)	7.05	07/15/28	203,092
440	Harley-Davidson Funding Corp. (144A) (a)	6.80	06/15/18	479,129

				1,316,721

	Specialty Retail (0.7%)
1,050	Home Depot, Inc.	5.875	12/16/36	1,123,236

	Super-Regional Banks – U.S. (0.3%)
475	KeyCorp (MTN)	6.50	05/14/13	520,887

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Telecommunication Services (0.8%)
$565	Qwest Corp.	6	.50%	06/01/17	$620,087
150	Qwest Corp.	6.875		09/15/33	148,875
60	Qwest Corp.	8.375		05/01/16	71,250
310	Sable International Finance Ltd. (144A) (Cayman Islands) (a)	7.75		02/15/17	328,600
180	SBA Telecommunications, Inc.	8.25		08/15/19	198,900

					1,367,712

	Telephone – Integrated (4.9%)
1,445	Deutsche Telekom International Finance BV (Netherlands)	8.75		06/15/30	2,028,902
495	Frontier Communications Corp.	8.50		04/15/20	548,831
625	GTE Corp.	6.94		04/15/28	724,397
740	Telecom Italia Capital SA (Luxembourg)	6.999		06/04/18	851,342
1,855	Telecom Italia Capital SA (Luxembourg)	7.175		06/18/19	2,180,825
1,420	Telefonica Europe BV (Netherlands)	8.25		09/15/30	1,876,199

					8,210,496

	Tobacco (1.2%)
685	Altria Group, Inc.	10.20		02/06/39	1,015,397
245	BAT International Finance PLC (144A) (United Kingdom) (a)	9.50		11/15/18	333,621
565	Lorillard Tobacco Co.	8.125		06/23/19	647,769

					1,996,787

	Transport – Services (0.2%)
295	Ryder System, Inc. (MTN)	7.20		09/01/15	347,653

	Total Corporate Bonds (Cost $137,543,390)				153,348,230

	Convertible Bonds (1.8%)
	Advertising Agencies (0.1%)
248	Omnicom Group, Inc. (e)	0.00		07/01/38	247,070

	Brewery (0.1%)
218	Molson Coors Brewing Co.	2.50		07/30/13	246,067

	Building – Residential/Commercial (0.2%)
228	DR Horton, Inc. (Series DHI)	2.00		05/15/14	251,370

	Casino Gaming (0.1%)
138	International Game Technology (144A)	3.25		05/01/14	150,765

	Coal (0.1%)
187	Massey Energy Co.	3.25		08/01/15	166,898

	Containers – Metal & Glass (0.1%)
247	Owens-Brockway Glass Container, Inc. (144A) (a)	3.00		06/01/15	243,295

	Food – Meat Products (0.1%)
194	Tyson Foods, Inc.	3.25		10/15/13	229,648

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Gold Mining (0.2%)
$134	Goldcorp, Inc. (Canada)	2	.00%	08/01/14	$163,648
114	Newmont Mining Corp.	1.25		07/15/14	166,582

					330,230

	Oil Company – Exploration & Production (0.2%)
261	Chesapeake Energy Corp.	2.75		11/15/35	248,929

	Oil Field Machine & Equipment (0.2%)
205	Cameron International Corp.	2.50		06/15/26	265,731

	Retail – Consumer Electron (0.2%)
282	RadioShack Corp. (144A) (a)	2.50		08/01/13	319,717

	Wireless Equipment (0.2%)
232	SBA Communications Corp.	1.875		05/01/13	261,580

	Total Convertible Bonds (Cost $2,847,197)				2,961,300

	Commercial Mortgage-Backed Securities (1.1%)
375	Bear Stearns Commercial Mortgage Securities 2007-T26 A4	5	.471(b)	01/12/45	411,033
250	LB-UBS Commercial Mortgage Trust 2006-C6 A4	5.372		09/15/39	272,399
630	LB-UBS Commercial Mortgage Trust 2005-C3 A5	4.739		07/15/30	682,410
490	LB-UBS Commercial Mortgage Trust 2006-C1 A4	5.156		02/15/31	533,615

	Total Commercial Mortgage-Backed Securities (Cost $1,508,379)				1,899,457

	Foreign Government Obligations (0.7%)
240	Export-Import Bank of Korea (South Korea)	4.125		09/09/15	252,650
810	Korea Development Bank (South Korea)	4.375		08/10/15	860,170

	Total Foreign Government Obligations (Cost $1,047,950)				1,112,820

	Municipal Bond (0.1%)
	Transportation
190	Illinois State Toll Highway Authority 2009 (Series A) (Cost $190,000)	6.184		01/01/34	203,536

	Short-Term Investments (2.6%)
	U.S. Government Obligations
4,343	U.S. Treasury Bills (Cost $4,341,972) (f)(g)	0	.125 – 0.201	10/28/10 – 12/23/10	4,341,977

	Total Investments (Cost $147,478,888) (h)(i)			98.7%	163,867,320
	Other Assets in Excess of Liabilities			1.3	2,084,485

	Net Assets			100.0%	$165,951,805

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2010 continued

MTN	Medium Term Note.
REIT	Real Estate Investment Trust.
(a)	Resale is restricted to qualified institutional investors.
(b)	Floating rate security. Rate shown is the rate in effect at September 30, 2010.
(c)	Security issued with perpetual maturity.
(d)	Security purchased on a when-issued basis.
(e)	Capital appreciation bond.
(f)	A portion of this security has been physically segregated in connection with open futures and swap contracts.
(g)	Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(h)	Securities have been designated as collateral in connection with securities purchased on a when-issued basis and open futures contracts.
(i)	The aggregate cost for federal income tax purposes is $147,753,195. The aggregate gross unrealized appreciation is $16,356,089 and the aggregate gross unrealized depreciation is $241,964 resulting in net unrealized appreciation of $16,114,125.

Bond Insurance:
AMBAC	AMBAC Assurance Corporation.
Futures Contracts Open at September 30, 2010:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
213	Long	U.S. Treasury Notes 5 Year, December 2010	$25,744,711	$175,632
21	Long	U.S. Treasury Notes 2 Year, December 2010	4,609,172	10,467
48	Short	U.S. Treasury Bonds 30 Year, December 2010	(6,418,500)	11,024
196	Short	U.S. Treasury Notes 10 Year, December 2010	(24,705,188)	(154,647)

		Net Unrealized Appreciation		$42,476

Credit Default Swap Contracts Open at September 30, 2010:

								CREDIT RATING OF
		NOTIONAL			UNREALIZED			REFERENCE
SWAP COUNTERPARTY &	BUY/SELL	AMOUNT	INTEREST	TERMINATION	APPRECIATION	UPFRONT		OBLIGATION++
REFERENCE OBLIGATION	PROTECTION	(000’s)	RATE	DATE	(DEPRECIATION)	PAYMENTS	VALUE	(unaudited)
Goldman Sachs International Sealed Air Corp.	Buy	$250	1.08%	March 20, 2018	$19,222	$—	$19,222	BB+
Bank of America, N.A. Tyco Electronics Ltd.	Buy	385	5.00	June 20, 2014	(43,006)	(16,174)	(59,179)	BBB
Barclays Capital Whirlpool Corp.	Buy	250	1.00	June 20, 2014	(10,677)	13,480	2,802	BBB–

Total Credit Default Swaps		$885			$(34,461)	$(2,694)	$(37,155)

++	Credit rating as issued by Standard & Poor’s.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2010 continued

Interest Rate Swap Contracts Open at September 30, 2010:

	NOTIONAL
	AMOUNT	FLOATING RATE	PAY/RECEIVE		TERMINATION	UNREALIZED
SWAP COUNTERPARTY	(000)	INDEX	FLOATING RATE	FIXED RATE	DATE	DEPRECIATION
Bank of America, N.A.	$11,090	3 Month LIBOR	Receive	2.625%	03/11/15	$(623,702)

LIBOR London Interbank Offered Rate.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Financial Statements

Statement of Assets and Liabilities
September 30, 2010

Assets:
Investments in securities, at value (cost $146,071,852)	$162,185,948
Investment in affiliates, at value (cost $1,407,036)	1,681,372
Unrealized appreciation on open swap contracts	19,222
Cash	174,942
Receivable for:
Interest	2,414,180
Investments sold	1,177,518
Interest from affiliate	40,191
Variation margin	30,284
Periodic interest on open swap contracts	1,802
Prepaid expenses and other assets	15,031

Total Assets	167,740,490

Liabilities:
Unrealized depreciation on open swap contracts	677,385
Payable for:
Investments purchased	864,784
Investment advisory fee	64,098
Periodic interest on open swap contracts	16,710
Administration fee	12,209
Transfer agent fee	5,404
Premium received on open swap contracts	2,694
Accrued expenses and other payables	145,401

Total Liabilities	1,788,685

Net Assets	$165,951,805

Composition of Net Assets:
Paid-in-capital	$172,353,955
Net unrealized appreciation	15,772,745
Accumulated undistributed net investment income	174,793
Accumulated net realized loss	(22,349,688)

Net Assets	$165,951,805

Net Asset Value Per Share 9,028,744 shares outstanding (15,000,000 shares authorized of $.01 par value)	$18.38

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Financial Statements continued

Statement of Operations
For the year ended September 30, 2010

Net Investment Income:
Income
Interest	$9,545,078
Interest from affiliate	113,822

Total Income	9,658,900

Expenses
Investment advisory fee	666,613
Administration fee	126,974
Professional fees	75,855
Shareholder reports and notices	59,088
Transfer agent fees and expenses	32,400
Directors’ fees and expenses	17,983
Custodian fees	8,664
Other	59,648

Total Expenses	1,047,225

Net Investment Income	8,611,675

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	8,057,728
Futures contracts	(734,397)
Swap contracts	(1,083,319)

Net Realized Gain	6,240,012

Change in Unrealized Appreciation/Depreciation on:
Investments	5,370,254
Investments in affiliate	156,452
Futures contracts	290,467
Swap contracts	(537,536)

Net Change in Unrealized Appreciation/Depreciation	5,279,637

Net Gain	11,519,649

Net Increase	$20,131,324

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	SEPTEMBER 30, 2010	SEPTEMBER 30, 2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$8,611,675	$7,945,138
Net realized gain (loss)	6,240,012	(499,283)
Net change in unrealized appreciation/depreciation	5,279,637	22,190,835

Net Increase	20,131,324	29,636,690

Dividends to shareholders from net investment income	(9,502,761)	(7,976,767)

Net decrease from capital stock transactions	—	(1,879,750)

Net Increase	10,628,563	19,780,173
Net Assets:
Beginning of period	155,323,242	135,543,069

End of Period (Including accumulated undistributed net investment income of $174,793 and $1,253,105, respectively)	$165,951,805	$155,323,242

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2010

1. Organization and Accounting Policies
Morgan Stanley Income Securities Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and, as a secondary objective, capital appreciation. The Fund was organized as a Maryland corporation on December 21, 1972 and commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Directors. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the market quotations are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2010 continued

benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended September 30, 2010 remains subject to examination by taxing authorities.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2010 continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Assets:
Corporate Bonds	$153,348,230	—	$153,348,230	—
Convertible Bonds	2,961,300	—	2,961,300	—
Commercial Mortgage-Backed Securities	1,899,457	—	1,899,457	—
Foreign Government Obligations	1,112,820	—	1,112,820	—
Municipal Bond	203,536	—	203,536	—
Short-Term Investments – U.S. Government Obligations	4,341,977	—	4,341,977	—
Futures	197,123	$197,123	—	—
Credit Default Swaps	19,222	—	19,222	—

Total	$164,083,665	$197,123	$163,886,542	—

Liabilities:
Futures	$(154,647)	$(154,647)	—	—
Credit Default Swaps	(53,683)	—	$(53,683)	—
Interest Rate Swaps	(623,702)	—	(623,702)	—

Total	$(832,032)	$(154,647)	$(677,385)	—

3. Derivative Financial Instruments
The Fund uses derivative financial instruments (“derivative instruments”) for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2010 continued

leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.

Summarized below are specific types of derivative financial instruments used by the Fund.

Futures  A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Upon entering into such a contract, the Fund is required to pledge to the broker: cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2010 continued

Transactions in futures contracts for the year ended September 30, 2010, were as follows:

NUMBER OF
CONTRACTS
Futures, outstanding at beginning of the period	521
Futures opened	3,042
Futures closed	(3,085)

Futures, outstanding at end of the period	478

Swaps  A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Fund accrues for the periodic fees on credit default swaps on a daily basis as earned with the net amount accrued within realized gains/losses on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2010 continued

The Fund entered into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

Transactions in swap contracts for the year ended September 30, 2010, were as follows:

NOTIONAL
AMOUNT
(000’S)
Swaps, outstanding at beginning of period	$2,655
Swaps opened	60,821
Swaps closed	(51,501)

Swaps, outstanding at end of period	$11,975

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2010 continued

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2010.

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
	STATEMENT OF ASSETS			STATEMENT OF ASSETS
PRIMARY RISK EXPOSURE	AND LIABILITIES LOCATION	FAIR VALUE		AND LIABILITIES LOCATION	FAIR VALUE

Interest Rate Risk	Variation margin	$197,123	†	Variation margin	$(154,647)†
	Unrealized appreciation on open swap contracts	—		Unrealized depreciation on open swap contracts	(623,702)
Credit Risk	Unrealized appreciation on open swap contracts	19,222		Unrealized depreciation on open swap contracts	(53,683)

		$216,345			$(832,032)

†	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized losses and change in unrealized gains (losses) by type of derivative contract for the year ended September 30, 2010.

AMOUNT OF REALIZED LOSS ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$(734,397)	$(991,468)
Credit Risk	—	(91,851)

	$(734,397)	$(1,083,319)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$290,467	$(623,702)
Credit Risk	—	86,166

	$290,467	$(537,536)

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund: 0.42% to the portion of the average weekly net assets not exceeding $500 million and 0.35% to the portion of the average weekly net assets exceeding $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s average weekly net assets.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2010 continued

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
5. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/maturities/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2010 aggregated $82,405,569 and $87,055,234, respectively.

The Fund had the following transactions with Citigroup, Inc., an affiliate of the Investment Adviser and Administrator for the year ended September 30, 2010:

		NET REALIZED
PURCHASES	SALES	GAIN (LOSS)	INCOME	VALUE
—	—	—	$113,822	$1,681,372

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2010, included in “directors’ fees and expenses” in the Statement of Operations amounted to $13,014. At September 30, 2010, the Fund had an accrued pension liability of $65,772, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2010 continued

6. Capital Stock
Transactions in capital stock were as follows:

			CAPITAL
			PAID IN
		PAR VALUE	EXCESS OF
	SHARES	OF SHARES	PAR VALUE
Balance, September 30, 2008	9,177,644	$91,774	$174,153,713
Shares repurchased (weighted average discount 10.44%)@	(148,900)	(1,489)	(1,878,261)
Reclassification due to permanent book/tax differences	—	—	(11,782)

Balance, September 30, 2009	9,028,744	90,285	172,263,670
Shares repurchased	—	—	—

Balance, September 30, 2010	9,028,744	$90,285	$172,263,670

The Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

@	The Directors have voted to retire the shares repurchased.
7. Dividends
The Fund declared the following dividends from net investment income subsequent to September 30, 2010:

DECLARATION	AMOUNT	RECORD	PAYABLE
DATE	PER SHARE	DATE	DATE
October 12, 2010	$0.0825	October 22, 2010	October 29, 2010
8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2010 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	SEPTEMBER 30, 2010	SEPTEMBER 30, 2009
Ordinary income	$9,502,761	$7,976,767

As of September 30, 2010, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$517,085
Undistributed long-term gains	—

Net accumulated earnings	517,085
Capital loss carryforward	(22,307,212)
Temporary differences	(67,985)
Net unrealized appreciation	15,455,962

Total accumulated losses	$(6,402,150)

During the year ended September 30, 2010, the Fund utilized $6,717,705 of its net capital loss carryforward. As of September 30, 2010, the Fund had a net capital loss carryforward of $22,307,212, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule:

AMOUNT	EXPIRATION

$8,230,752	September 30, 2011
4,058,277	September 30, 2016
10,018,183	September 30, 2017

As of September 30, 2010, the Fund had temporary book/tax differences primarily attributable to book amortization of premiums on debt securities and mark-to-market of open futures contracts.

Permanent differences, primarily due to losses on paydowns and swaps and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2010:

ACCUMULATED
UNDISTRIBUTED	ACCUMULATED
NET INVESTMENT	NET REALIZED
INCOME	LOSS	PAID-IN-CAPITAL
$(187,226)	$187,226	—

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2010 continued

9. New Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this new guidance on the Fund’s financial statements and disclosures, if any, are currently being assessed by the Fund’s management.

Morgan Stanley Income Securities Inc.
Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2010	2009		2008		2007		2006
Selected Per Share Data:
Net asset value, beginning of period	$17.20	$14.77		$16.95		$17.14		$17.35

Income (loss) from investment operations:
Net investment income(1)	0.95	0.88		0.85		0.82		0.83
Net realized and unrealized gain (loss)	1.28	2.41		(2.15)		(0.12)		(0.16)

Total income (loss) from investment operations	2.23	3.29		(1.30)		0.70		0.67

Less dividends from net investment income	(1.05)	(0.88)		(0.92)		(0.93)		(0.95)
Anti-dilutive effect of acquiring treasury shares(1)	—	0.02		0.04		0.04		0.07

Net asset value, end of period	$18.38	$17.20		$14.77		$16.95		$17.14

Market value, end of period	$17.79	$16.39		$12.27		$15.33		$16.07

Total Return(2)	15.60%	42.12%		(14.88)%		1.14%		7.88%
Ratios to Average Net Assets:
Total expenses	0.66%	0.67	%(3)	0.68	%(3)	0.69	%(3)	0.68%
Net investment income	5.43%	5.82	%(3)	5.12	%(3)	4.85	%(3)	4.88%
Rebate from Morgan Stanley affiliate	—	0.00	%(4)	0.00	%(4)	0.00	%(4)	—
Supplemental Data:
Net assets, end of period, in thousands	$165,952	$155,323		$135,543		$159,470		$166,862
Portfolio turnover rate	53%	73%		66%		46%		59%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(4)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Income Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Income Securities Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Income Securities Inc. as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York
November 24, 2010

Morgan Stanley Income Securities Inc.
Shareholders Voting Results (unaudited)

On December 11, 2009, an annual meeting of the Fund’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all Shareholders:

	Number of Shares
	For	Withheld	Abstain
Frank L. Bowman	7,235,179	250,553	0
Michael Bozic	7,235,491	250,241	0
Kathleen A. Dennis	7,227,074	258,658	0
James F. Higgins	7,232,810	252,922	0
Manuel H. Johnson	7,210,626	275,106	0
Joseph J. Kearns	7,237,847	247,885	0
Michael F. Klein	7,236,124	249,608	0
Michael E. Nugent	7,207,058	278,674	0
W. Allen Reed	7,222,969	262,763	0
Fergus Reid	7,227,911	257,821	0

On June 16, 2010, a meeting of the Fund’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all Shareholders:

	Number of Shares
	For	Withheld	Abstain
Michael F. Klein	7,044,161	256,604	0
Michael E. Nugent	7,036,980	263,785	0
W. Allen Reed	7,038,177	262,588	0

Morgan Stanley Income Securities Inc.
Portfolio Management (unaudited)

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Virginia Keehan, Vice President of the Investment Adviser, Joseph Mehlman, Executive Director of the Investment Adviser and Christian G. Roth, Managing Director of the Investment Adviser.

Ms. Keehan has been associated with the Investment Adviser in an investment management capacity since 2004 and began managing the Fund in November 2008. Mr. Mehlman has been associated with the Investment Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008. Mr. Roth has been associated with the Investment Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.

Morgan Stanley Income Securities Inc.
Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time.

Plan benefits

• Add to your account
You may increase your shares in the Fund easily and automatically with the Plan.

• Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

• Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at morganstanley.com/im/cef.

• Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.
If you choose to participate in the Plan, whenever the Fund declares a distribution, it will be invested in additional shares of the Fund that are purchased in the open market.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting www.morganstanley.com/im/cef, calling toll-free (888) 421-4015 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Please include the Fund name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally one week before the

Morgan Stanley Income Securities Inc.
Dividend Reinvestment Plan (unaudited) continued

dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan
There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan’s fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications
The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for Information concerning their individual situation.
How to withdraw from the Plan
To withdraw from the Plan, please visit morganstanley.com/im/cef or call (888) 421-4015 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rl 02940-3078

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

Morgan Stanley Income Securities Inc.
Dividend Reinvestment Plan (unaudited) continued

3.	You may sell your shares through your financial advisor through the Direct Registration System (“DRS”). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Fund and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 888-421-4015 or visit morganstanley.com/im/cef.

Morgan Stanley Income Securities Inc.
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Income Securities Inc.
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

Morgan Stanley Income Securities Inc.
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies – such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (888) 421-4015 Monday-Friday between 9a.m. and 6p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Closed-End Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Morgan Stanley Income Securities Inc.
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7.	What If an Affiliated Company Becomes a Non-Affiliated Third Party?
If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

Morgan Stanley Income Securities Inc.
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice To Residents Of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Director	Registrant	Served*	During Past 5 Years	Director**	Held by Independent Director***

Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Served as Chief of Naval Personnel (July 1994-September 1996) Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.	98	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Director	Registrant	Served*	During Past 5 Years	Director**	Held by Independent Director***

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	100	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Director	Registrant	Served*	During Past 5 Years	Director**	Held by Independent Director***

Dr. Manuel H. Johnson (61) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Director	Registrant	Served*	During Past 5 Years	Director**	Held by Independent Director***

Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	100	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Director	Registrant	Served*	During Past 5 Years	Director**	Held by Independent Director***

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	101	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Director:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by	Other Directorships
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Interested	Held by Interested
Interested Director	Registrant	Served*	During Past 5 Years	Director**	Director***

James F. Higgins (62) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	99	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).
***	This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Sara Furber (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Finds in the Fund Complex; Managing Director and Director of the Investment Adviser and various entities affiliated with the Investment Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch’s Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Investment Adviser and Morgan Stanley Investment Management Inc. (since April 2007).

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997); Formerly, Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser.

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and the Institutional Funds (since March 2010).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Sara Furber
President and Principal Executive Officer

Mary Ann Piccotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

(c)  2010 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Income Securities Inc. NYSE: ICB

Annual Report

September 30, 2010

ICBANN
IU10-03486P-Y09/10

Item 2. Code of Ethics.
(a) The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2

2010

	Registrant			Covered Entities(1)
Audit Fees		$38,150			N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$6,909,000	(2)
Tax Fees		$6,764	(3)		$1,013,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$6,764			$7,922,000

Total		$44,914			$7,922,000
2009

	Registrant			Covered Entities(1)
Audit Fees		$38,150		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,418,000	(2)
Tax Fees		$6,475	(3)	$881,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$6,475		$7,299,000

Total		$44,625		$7,299,000

N/A-	Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

3

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

4

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

5

not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

6

rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

7

Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f)	Not applicable.

(g)	See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Joseph Kearns, Michael Nugent and Allen Reed.
(b) Not applicable.
Item 6.
(a) See Item 1.
(b) Not applicable.

8

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.
Item 8.
Morgan Stanley Income Securities Inc.
FUND MANAGEMENT
As of the date of this report, the Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Virginia Keehan, Vice President of the Investment Adviser, Joseph Mehlman, Executive Director of the Investment Adviser and Christian G. Roth, Managing Director of the Investment Adviser.
Ms. Keehan has been associated with the Investment Adviser in an investment management capacity since 2004 and began managing the Fund in November 2008. Mr. Mehlman has been associated with the Investment Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008. Mr. Roth has been associated with the Investment Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The following information is as of September 30, 2010:
Ms. Keehan managed four registered investment companies with a total of approximately $682.0 million in assets; no pooled investment vehicles other than registered investment companies; and four other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.1 billion in assets.
Mr. Mehlman managed four registered investment companies with a total of approximately $682.0 million in assets; no pooled investment vehicles other than registered investment companies; and 50 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $8.2 billion in assets.
Mr. Roth managed seven registered investment companies with a total of approximately $2.0 billion in assets; 13 pooled investment vehicles other than registered investment companies with a total of approximately $8.0 billion in assets; and 40 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $16.0 billion in assets. Of these accounts, four accounts with a total of approximately $1.5 billion in assets, had performance-based fees.
Because the portfolio managers manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
PORTFOLIO MANAGER COMPENSATION STRUCTURE
     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.
     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.
     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
     Discretionary compensation can include:
•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation if Morgan Stanley realizes losses on certain trading positions, investments or holdings.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates.
     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-, five- and ten-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
     As of September 30, 2010, the portfolio managers did not own any shares of the Fund.
Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum Number
			(c) Total Number of	(or Approximate
			Shares (or Units)	Dollar Value) of
			Purchased as Part	Shares (or Units)
	(a) Total Number of	(b) Average Price	of Publicly	that May Yet Be
	Shares (or Units)	Paid per Share (or	Announced Plans or	Purchased Under the
Period	Purchased	Unit)	Programs	Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

9

Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

10

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Income Securities Inc.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
November 16, 2010
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
November 16, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 16, 2010

11